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                                                       Deutsche Asset Management


Daily Assets Fund Institutional

Supplement dated December 20, 2001 to Confidential Private Offering Memorandum dated October 28, 2001

The following replaces the third paragraph in the `Who Should Consider Investing in the Fund' section:

You should consider investing in the Fund if you are looking for a cash management vehicle that offers income approximating money market rates and preserves the value of your capital. The Fund is sold primarily to investors who use the Fund to invest cash collateral received in connection with securities lending transactions as part of their participation in Deutsche Bank's securities lending program.


                                        A Member of the
                                        Deutsche Bank Group [logo]

              Please Retain This Supplement for Future Reference

BT Institutional Funds
SUPPIDAF (12/01)